Accrued Pension Obligations	12 Months Ended
Dec. 31, 2017
Disclosure of defined benefit plans [abstract]
Accrued Pension Obligations
Note 18. Accrued Pension Obligations
At December 31, 2016, the Group had post-retirement defined benefit plans for its employees in Austria and Germany. During the fourth quarter of 2017, the aforesaid subsidiaries were disposed of and the Group deconsolidated the defined benefit obligations and the related plan assets, which had net accrued pension obligations of  $2,593 at the time of the disposals. As at December 31, 2017, the Group did not have any post-retirement defined benefit plans and its defined benefit obligations and their fair value of the related plan assets were both $nil.
As at December 31, 2016, the Group had net accrued pension obligations of  $3,259, consisting of fair value of plan assets of  $1,453 and defined benefit obligations of  $4,712. The balance of the fair value of plan assets of the Group as at January 1, 2016 was $11,838. During the year ended December 31, 2016, changes to the fair value of plan assets comprised of decreases of  $10,394 and $1,386 from dispositions of subsidiaries and payment of benefits, respectively, and increases of  $957, $215 and $223 from the return on plan assets, employer contributions and currency translation adjustments, respectively. The balance of defined benefit obligations as at January 1, 2016 was $15,899. During the year ended December 31, 2016, changes in the defined benefit obligations of the Group comprised of decreases of  $10,581, $445, $1,386 and $381 from dispositions of subsidiaries, reclassifications of assets held for sale, benefits paid and currency translation adjustments, respectively and increases of  $190, $392, $196 and $828 from net current service cost, obligation interest cost, actuarial losses from changes in demographic assumptions and experience and actuarial losses from changes in financial assumptions, respectively.